Note 5 Fees	3 Months Ended
Mar. 31, 2012
Note 5 Fees:
Note 5 Fees

5.             Fees

The Fund was initially charged the following fees after the commencement of trading.

A monthly management fee of 2.5% (annual rate) paid to the Corporate Managing Member, calculated on the Fund's prior month-end net assets.  Brokerage commissions to the Fund's affiliated introducing broker, FIC, of $15 per round turn.

As of September 1, 2011, the Fund no longer paid FIC round turn brokerage  commissions and no longer paid the Corporate Managing Member a management fee.  Instead, the Fund is charged 10% (annual rate) fixed brokerage commissions, paid monthly, calculated on the prior month-end net assets, with 7.5% paid to FIC and 2.5% to the Corporate Managing Member.

A monthly management fee of 1% (annual rate) is paid to GT Capital calculated on the prior month-end equity allocated to it to trade.

A quarterly incentive fee of 20% of new net profits is paid to GT Capital.  In October 2011, the Managing Member allocated approximately 50% of Fund trading equity to a separate program offered by GT Capital maintained in a separate account at the FCM, held in the name of the Fund.  For purposes of calculating the quarterly incentive fee, the net performance of both programs is combined.  There were no incentive fees for the three months ended March 31, 2012 and 2011.

The Managing Member has reserved the right to implement a management fee and change the incentive fee at its sole discretion.  The total incentive fees may be increased to 27% if the management fee is zero.  The Fund may also increase the total management fees paid to the CTA's and Corporate Managing Member to 6% of total net assets if the total incentive fees are decreased to 15%.